Exhibit 10.30

ALLONGE

to

Bond R-1

(Atlanta Development Authority

Taxable Lease Purchase Revenue Bond

(Tivoli Tenside Project) Series 2009

in the principal amount of $70 million

and designated "R-1")

A request to transfer the attached Bond R-1 to BR CARROLL TENSIDE, LLC, a Delaware limited liability company, has been made to The Bank of New York Mellon Trust Company, N.A., as Trustee, under the Indenture of Trust (the "Indenture") between The Atlanta Development Authority and said Trustee, dated as of December 1, 2009, pursuant to Section 207 of the Indenture. This Bond R-1 will be surrendered for Bond R-2 registered to BR CARROLL TENSIDE, LLC, a Delaware limited liability company, upon its execution, authentication and delivery.

THIS BOND R-1 CANNOT BE TRANSFERRED TO ANY OTHER ENTITY AND REMAINS SUBJECT TO ALL RESTRICTIONS GOVERNING BOND R-1, INCLUDING ANY TRANSFER RESTRICTIONS SET FORTH THEREIN.

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IN WITNESS WHEREOF, the undersigned have executed this Allonge as of the date written below.

WATERTON TENSIDE OWNER, L.L.C.,
a Delaware limited liability company, as original holder of Bond R 1

	By:	/s/ David R. Schwartz
Date of signature:	Name:	David R. Schwartz
	Its:	Authorized Signatory

[signatures continue on next page]

BR CARROLL TENSIDE, LLC
a Delaware limited liability company, as transferee of Bond R-1

By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

Date of signature: